SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                 April 15, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)



                        Hayes Lemmerz International, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



           Delaware                     000-50303                32-0072578
-------------------------------  -----------------------    -------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                              Identification No.)



               15300 Centennial Drive, Northville, Michigan 48167
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (734) 737-5000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Item 5.  Other Events.

         On April 23, 2004, Hayes Lemmerz International, Inc. (the "Company") issued a press release announcing the appointment of Laurie Siegel to its Board of Directors. A copy of the release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7(c).     Exhibits.


Exhibit No.             Exhibit

99.1                    Press release of the Company dated April 23, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HAYES LEMMERZ INTERNATIONAL, INC.



                                            By: /s/  Patrick C. Cauley
                                                Patrick C. Cauley
                                                Vice President, General Counsel
                                                  and Secretary

Dated: April 23, 2004

                                  EXHIBIT INDEX

Exhibit No.                Description

99.1                       Press release of the Company dated April 23, 2004.

                                                                  EXHIBIT 99.1


              Laurie Siegel Joins Hayes Lemmerz' Board of Directors

Northville, MI (April 23, 2004) -- Hayes Lemmerz International, Inc. (NASDAQ: HAYZ) today announced the appointment of Laurie Siegel to its Board of Directors.

Ms. Siegel joined Tyco International Ltd. in January 2003 as Senior Vice President, Human Resources. Ms. Siegel was previously at Honeywell International, where she spent eight years in various roles, most recently as Vice President, Human Resources, Specialty Materials. Ms. Siegel also served at Honeywell as the Vice President, Human Resources, Aerospace Services; Vice President, Human Resources Services; and Director, Compensation. Prior to joining Honeywell, Ms. Siegel was also Director, Global Compensation at Avon Products and a Principal at Strategic Compensation Associates.

Ms. Siegel graduated from the University of Michigan with a Bachelor of General Studies and received a Master's of Business Administration and a Master's in City Planning from Harvard University.

"Laurie's broad business knowledge, deep HR background, and extensive experience in benchmark companies will be valuable assets to Hayes Lemmerz and its Board. We are very happy that she has joined the team," said Curtis Clawson, Chairman and Chief Executive Officer.

Hayes Lemmerz International, Inc. is a leading global supplier of automotive and commercial highway wheels, brakes, powertrain, suspension, structural and other lightweight components. The Company has 44 plants and approximately 11,000 employees worldwide.


Contacts:
     Marika P. Diamond
     Hayes Lemmerz International, Inc.
     (734) 737-5162

[graphic omitted]